SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2005

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                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                      1-11988                 22-2365834
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)



          775 Passaic Avenue,
        West Caldwell, New Jersey                                    07006
 (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (973) 882-0004

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Item 8.01.     Other Events.

The Registrant's loan facility with PNC Bank, National Association ("PNC"), expires on May 27, 2005. The Registrant and PNC are currently negotiating an extension of such facility, and a modification of certain terms. While these discussions are ongoing, PNC has formally notified the Registrant that the current facility has been extended to August 31, 2005. The Registrant expects to enter into the new facility by June 30, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: MAY 26, 2005

                              GREG MANNING AUCTIONS, INC.

                              BY: /S/ LARRY CRAWFORD
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                                 LARRY CRAWFORD CHIEF FINANCIAL OFFICER